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EXHIBIT 10.4

                                    GUARANTY

         GUARANTY, dated August 22, 2005 (this "Guaranty"), made by Gerald Gorman, an individual residing in the State of New Jersey ("Guarantor"), in favor of EasyLink Services Corporation, a Delaware corporation (the "Holder"). Capitalized terms used but not defined herein have the meanings given to such terms in the Note, Amendment No. 1 or the Agreement, as applicable, referred to below.

         WHEREAS, the Holder, the Buyer and Gerald Gorman have entered into Amendment No. 1 (hereinafter, "Amendment No. 1") as of the date hereof to the Domain Portfolio Purchase Agreement made the 23rd day of December, 2004 (the "Agreement");

         WHEREAS, pursuant to Amendment No. 1, the Buyer has issued to the Holder a promissory note in the original principal amount of US$1,130,000 (the "Note");

         WHEREAS, the Note is secured by a Security Agreement dated as of the date of hereof; and

         WHEREAS, it is a condition precedent to the termination pursuant to Amendment No. 1 of certain rights and obligations under the Agreement and a related agreement that Guarantor shall have executed and delivered this Guaranty;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Holder to consummate the transactions contemplated by Amendment No. 1, including, without limitation, its acceptance of the Note, and in exchange for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with the Holder as follows:

1.  Guaranty

         Guarantor hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the principal amount of the Note, together with all interest accrued thereon and expenses relating thereto, including any and all expenses (including reasonable counsel fees and expenses) incurred by the Holder in enforcing any rights under the Note, the Security Agreement and this Guaranty (collectively, the "Guaranteed Obligations"). Without limiting the generality of the foregoing, Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations by the Buyer to the Holder under the Note, the Security Agreement or any other agreement providing security for the Note (collectively, together with this Guaranty, the "Loan Documents") even though they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Buyer. This is a guaranty of payment and not collection.


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2. Guaranty Absolute

         Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Holder with respect thereto. The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Buyer or any other guarantor or whether the Buyer or any other guarantor is joined in any such action or actions. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document;

         (c) any taking, exchange or release of, or non-perfection of any security interest in, any collateral under the Security Agreement;

         (d) any manner of application of collateral to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of the Buyer or any of its affiliates;

         (e) any change, restructuring or termination of the limited liability structure or existence of the Buyer, and any termination of or change in the relationship between the Buyer and Guarantor; or

         (f) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Buyer or a guarantor.

         This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Holder upon the insolvency, bankruptcy or reorganization of the Buyer or otherwise, all as though such payment had not been made. In the event of any such reinstatement, Guarantor shall re-execute and redeliver all documents, and take all other actions necessary or appropriate to reinstate this Guaranty in full force and effect and to effectuate its intent.

         3. Waivers and Agreements

         (a) Guarantor hereby irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Holder protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Buyer or any other person or any collateral.


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         (b) Guarantor hereby irrevocably agrees that any claim or other rights that it may now or hereafter acquire against the Buyer or any guarantor of the Buyer's obligations under the Note that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Holder against the Buyer or any such guarantor or any collateral under the Security Agreement, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Buyer or any such guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, shall be subordinated to the payment in full of all amounts due and owing and the performance of all obligations under the Note and the other Loan Documents and shall not be made or exercised until the date the Buyer has indefeasibly paid in full in cash all amounts due and owing under the Note and the other Loan Documents. If any amount shall be paid to Guarantor in violation of the preceding sentence at any time prior to the indefeasible payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Holder and shall forthwith be applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.

         (c) Guarantor acknowledges that it will receive direct and indirect benefits from the financing accommodations contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

         4. Payments

         Guarantor hereby unconditionally and irrevocably agrees that any payments made pursuant to this Guaranty will be paid at the place specified in the Note for payments in immediately available funds, free and clear of, and without deduction for, any and all taxes, levies, imposts, deductions and withholdings whatsoever imposed, levied, collected or assessed with respect thereto by any political subdivision or taxing authority thereof or by any country or any political subdivision or taxing authority thereof (other than income taxes or franchise taxes of the United States of America or any political subdivision thereof) strictly in accordance with the terms and provisions of the Loan Documents. If such payments are subject to any such tax, levy, impost, deduction or withholding, then such payments shall be increased to such amount which, after provision for such tax, levy, impost, deduction or withholding, is necessary to yield and remit to the Holder the amount which would have been received absent such tax, levy, impost, deduction or withholding, and Guarantor shall furnish the Holder such evidence or certification of making such tax, levy, impost, deduction or withholding as the Holder may request.


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         5. Right to Set Off

         Upon (a) the occurrence and during the continuance of any Event of Default and (b) the declaration by the Holder that all amounts owing under the Note are immediately due and payable or upon an Automatic Acceleration Event, the Holder is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all funds or properties at any time held, and other indebtedness at any time owning, by or on behalf of the Holder to or for the credit or the account of Guarantor or hereafter existing under or in respect of this Guaranty, irrespective of whether the Holder shall have made any demand under this Guaranty and although such obligations may be unmatured. The rights of the Holder under this Section 5 are in addition to any other rights and remedies that the Holder may have.

         6. Representations and Warranties

         Guarantor hereby represents and warrants as follows:

         (a) Legal Capacity

         Guarantor has all requisite legal capacity to execute and deliver this Guaranty and to perform fully his obligations hereunder.

         (b) Enforceability

         This Guaranty constitutes the valid and legally binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

         (c) Freedom to Contract

         The execution, delivery and performance of this Guaranty by Guarantor will not: (i) violate any of the terms, conditions or provisions of any applicable law, rule, statute, regulation, order, writ, injunction, judgment, or decree of any governmental authority; or (ii) conflict with or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under any of the terms, conditions or provisions of any agreement, arrangement or understanding to which Guarantor is a party.

         7. Guarantor's Covenants

         (a) Guarantor shall not enter into any transaction or take any action, including, without limitation, the transfer of any asset, or omit to take any action that could reasonably be expected to materially and adversely affect Guarantor's ability to make any payment of principal or interest or expenses in respect of any Guaranteed Obligation or otherwise impair its ability to perform any of its obligations under this Guaranty.

         (b) Guarantor shall permit representatives of the Holder to visit and inspect properties of Guarantor during reasonable hours and upon reasonable notice to Guarantor, inspect Guarantor's books and records, and discuss with the principal officers of Guarantor its businesses, assets, liabilities, financial position, results of operations and prospects.


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         (c) Guarantor shall notify the Holder immediately upon the institution of any litigation, or the occurrence of any other event or circumstance, or any change in its assets, properties, financial condition or prospects, which could reasonably be expected to materially and adversely affect its ability to perform any of its obligations under this Guaranty.

         8. Miscellaneous

         (a) Amendments, Etc.

         No amendment or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Guarantor and the Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) Notices

         All notices, consents, requests, instructions, approvals, and other communications provided for herein shall be deemed validly given if in writing and delivered personally or sent by overnight courier, or by certified mail, postage prepaid and return receipt requested, to:

         If to the Guarantor:     Gerald Gorman
                                  415 Bernardsville Road
                                  Mendham, New Jersey 07945

                  With copy to:   Michael Helmer, Esq.
                                  Thacher Proffitt & Wood LLP
                                  25 DeForest Avenue
                                  Summit, New Jersey 07901

         If to the Holder:

                                  EasyLink Services Corporation
                                  33 Knightsbridge Road
                                  Piscataway, New Jersey 08854
                                  Attention: Chief Executive Officer

                  With copy to:   David Ambrosia, Esq.
                                  Executive Vice President and General Counsel
                                  EasyLink Services Corporation
                                  33 Knightsbridge Road
                                  Piscataway, New Jersey 08854

         Notice shall be deemed to have been given on the date of delivery if delivered personally or by overnight courier and on the third day following the date of mailing if delivered by certified mail.



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(c)      Governing Law, Choice Of Forum, No Trial By Jury

         (i) This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New Jersey, The United States of America, applicable to agreements made and to be performed entirely within the State of New Jersey without regard to the conflicts of law principles of the State of New Jersey.

         (ii) The Guarantor hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Guaranty may be brought in the courts of appropriate jurisdiction sitting in New Jersey and in any court to which an appeal may be taken in any such litigation, and (ii) by execution and delivery of this Guaranty, the Guarantor further agrees that service of any process, summons, notice or document by U.S. registered mail to the Guarantor's address set forth in Amendment No. 1 shall be effective service of process for any action, suit or proceeding in the State of New Jersey with respect to any matters to which it has submitted to jurisdiction in this Section. The Guarantor irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or based upon the Note in the courts of the State of New Jersey and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         (iii) BY ITS EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY RIGHTS HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY, THE NOTE OR ANY OTHER LOAN DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF GUARANTOR OR THE HOLDER IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO ACCEPT THE NOTE.

         (d) Waiver

         Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to Guarantor's obligations hereunder and any requirement that the Holder exhaust any right or take any action against the Buyer or Guarantor or another person.

         (e) Rights Cumulative


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         No failure on the part of the Holder to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. No provision for a specific remedy shall be deemed to limit the Holder's remedies at law or in equity. The rights of the Holder hereunder are not conditional or contingent on any attempt by the Holder to exercise any of its rights under any other document against Guarantor or against any other person.

         (f) Assignment

         This Guaranty shall be binding on Guarantor and its successors and permitted assigns (including any trustee succeeding to the rights of Guarantor pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case or cases under Chapter 7 of the Bankruptcy Code or any similar foreign law), and shall inure, together with all rights and remedies of the Holder hereunder, to the benefit of the Holder and its successors and assigns, provided that Guarantor may not assign any of its rights or obligations hereunder without the prior written consent of the Holder and any purported assignment without such consent shall be null and void.

         (g) Survival of Representations and Warranties

         All representations and warranties of Guarantor contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Guaranty or any other Loan Document or any investigation by the Holder. All covenants and agreements of Guarantor contained herein shall continue in full force and effect from and after the date hereof until the indefeasible payment in full of the Guaranteed Obligations.

         (h) Severability

         Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by, illegal, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, illegality, unenforceability or invalidity under such law, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         (i) Interpretation

         Guarantor and the Holder have participated jointly in the negotiation and drafting of this Guaranty. In the event that any ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provisions of this Guaranty.

         (j) Headings


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         Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

         (k) Counterparts

         This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Guaranty by telecopy shall be as effective as delivery of a manually executed counterpart of this Guaranty.

         (l) Entire Agreement

         This Guaranty, the Security Agreement, the Note, Amendment No. 1 and the Agreement embody the entire agreement between the parties hereto relating to the transactions provided for herein and therein and supersede all prior understandings and agreements, whether written or oral, between the parties hereto with respect to such transactions.

                            [Signature page follows]



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         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                                     s/G. Gorman
                                                     -----------
                                                     Gerald Gorman



Accepted by:

EASYLINK SERVICES CORPORATION


By s/Thomas F. Murawski
   ---------------------
Name: Thomas F. Murawski
Title: Chairman, President and Chief Executive Officer



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